Pursuant to Rule 497(e)

Registration No. 33-6502

SUNAMERICA INCOME FUNDS

•	SunAmerica Strategic Bond Fund

•	SunAmerica U.S. Government Securities Fund

•	SunAmerica Tax Exempt Insured Fund

•	SunAmerica High Yield Bond Fund

•	SunAmerica GNMA Fund

(Each a “Fund” and collectively, the “Funds”)

Supplement dated September 12, 2006, to the Prospectus Dated July 28, 2006

Effective immediately, in the “Shareholder Account Information” section of the Funds’ prospectus, on page 15, the section under the heading “Waivers for Certain Investors for Class A shares” is replaced with the following:

“• Financial Planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee based investment products under an agreement with AIG SunAmerica Capital Services, Inc. The following conditions established by AIG SunAmerica Capital Services, Inc. apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such financial planner, financial institution or broker-dealer does not advertise that shares of the Funds may be purchased by clients at net asset value.

• Participants in certain employer sponsored benefit plans. The sales charge is waived with respect to shares purchased by employer sponsored retirement plans whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Portfolio(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.

• Fund Trustees and other individuals, and their families, who are affiliated with any Fund distributed by the Distributor.

• Selling brokers and their employees and sales representatives and their families”

Additionally, on page 16, the following two bullet points have been added after the fourth bullet point under the first sentence on that page:

“• Eligible participant distributions from employer sponsored retirement plans that meet the eligibility criteria set forth above under “Waivers For Certain Investors for Class A Shares,” such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

• Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).”

SUNAMERICA INCOME FUNDS

•	SunAmerica Strategic Bond Fund

•	SunAmerica U.S. Government Securities Fund

•	SunAmerica Tax Exempt Insured Fund

•	SunAmerica High Yield Bond Fund

•	SunAmerica GNMA Fund

Supplement dated September 12, 2006, to the

Statement of Additional Information (“SAI”) dated July 28, 2006

Effective immediately, the description of the Funds’ policies and procedures with respect to the disclosure of non-public portfolio holdings information on pages 63 and 64 of the Funds’ SAI is replaced with the following:

“DISCLOSURE OF PORTFOLIO HOLDINGS

POLICIES AND PROCEDURES

The Board of Trustees (the “Board”) has adopted policies and procedures relating to disclosure of the Funds’ securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Fund’s portfolio holdings have been publicly disclosed, it is the Funds’ policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing this information, subject to certain other conditions described below or as set forth in the Funds’ policy.

The Funds’ complete portfolio holdings are publicly available via SEC filings made by the Funds on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarters.

In addition, the Funds’ top-ten holdings information will be made available on the Funds’ website on a monthly basis. The Funds’ top-ten holdings for each month will posted on the first business day following the 15th day of each month.

Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the Adviser’s Legal Department. The Funds and their affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance departments of the Adviser. The Fund’s Chief Compliance Officer or the Adviser’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and it is determined that no material conflicts between the Fund’s shareholders and the Fund’s affiliates exist. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund’s operation or is in the Fund’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

Non-public holdings information may be provided to the Funds’ service providers on an as-needed basis in connection with the services provided to the Funds by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Funds’ holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Funds. Portfolio holdings information may also be provided to the Funds’ Board. The entities to which the Funds’ provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Funds as required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Funds and the purpose for such disclosure.”

*    *    *    *

Effective immediately, the first paragraph under the heading “Waiver of CDSCs” on pages 73 and 74 of the Funds’ SAI is hereby deleted and replaced in its entirety by the following:

“Death

CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.”

Additionally, the following two paragraphs are added after the paragraph titled “Disability,” under the heading “Waiver of CDSCs” on page 74 of the Funds’ SAI:

“Distributions. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

Systematic Withdrawal Plan. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. All dividends and capital gains distributions must be reinvested”

Additionally, the section titled “Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares” on pages 82 and 83 of the Funds’ SAI is deleted and replaced in its entirety with the following:

“Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services. Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.”